UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2024
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition
On July 24, 2024, Univest Financial Corporation (the “Corporation”), parent company of Univest Bank and Trust Co. (the "Bank"), issued a press release reporting 2024 second quarter earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On July 24, 2024, the Board of Directors of the Corporation appointed Domenick A. Cama to serve as an Alternate Director of the Corporation, effective August 1, 2024, and to serve as a Class I Director, effective October 1, 2024. Mr. Cama's term as an Alternate Director will end upon his appointment as a Class I Director effective October 1, 2024. Mr. Cama's term as a Class I Director will expire at the 2027 annual shareholders meeting.
Prior to his appointment as an Alternate Director to the Corporation's Board of Directors, Mr. Cama most recently served as the President of the NYC Metro and New Jersey Market for Citizens Financial Group until his retirement in 2024. Prior to Investor's acquisition by Citizens Financial Group in 2022, Mr. Cama was the President and Chief Operating Officer of Investors Bancorp and Investors Bank since 2008 and a member of the Board of Directors of Investors Bancorp and Investors Bank since 2011. Mr. Cama also served as Investors Bank's Chief Financial Officer from 2003-2008. During his tenure as CFO, Mr. Cama had primary responsibility for the Company’s successful conversion to a publicly traded stock company. Mr. Cama currently serves on the boards of Catholic Charities of Brooklyn and Queens and the Cathedral Club of Brooklyn. Mr. Cama holds a Bachelor’s degree in Economics and a Master’s degree in Finance from Pace University.

On July 24, 2024, the Board of Directors of the Corporation appointed Anne Vazquez, who is presently serving as an Alternate Director of the Corporation, as a Class III director, effective October 1, 2024. Ms. Vazquez's term will expire at the 2026 annual shareholders meeting.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on July 24, 2024

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Senior Executive Vice President,
Chief Financial Officer
July 25, 2024

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on July 24, 2024

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL